Exhibit 10.4

                          PLEDGE AND SECURITY AGREEMENT

      PLEDGE AND SECURITY AGREEMENT, dated as of November 15, 2005, between TRACKPOWER INC., a Wyoming corporation, having an address at _____________ (the "Pledgor") and SOUTHERN TIER ACQUISITIONS LLC, a New York limited liability company, having an address at 125 Park Avenue, New York, NY 10017 (the "Lender").

            1. SECURITY FOR NOTE. This Agreement is for the benefit of the Lender to secure the payment of that certain noted dated on even date herewith in the principal amount of $849,341 (the "Note") and the obligations of the Pledgor arising out of or in connection with that certain Capital Contribution Agreement dated on even date herewith (herein collectively called the "Obligations").

            2. ASSIGNMENT OF MEMBERSHIP INTERESTS. To secure the Obligations and for the purposes set forth in Section 1, the Pledgor hereby assigns, transfers, pledges and grants, as collateral security, a security interest in so much of the Pledgor's membership interests as may be necessary to satisfy the Pledgor's obligations according to the terms of the Note, together with all right, title and interest as a member in American Racing and Entertainment LLC (the "Limited Liability Company") including without limitation: (i) all payments to become due to such Pledgor in respect of such membership interests and under the Operating Agreement of the Limited Liability Company Agreement (the "Operating Agreement"), whether as contractual obligations, damages, insurance proceeds or otherwise; (ii) all of its claims, rights, powers, privileges, security interest, liens and remedies under the Operating Agreement; and (iii) all of its rights under the Operating Agreement to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property of the subject of the Operating Agreement, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Lender) may be necessary or advisable in connection with any of the foregoing; provided, that unless and until the fifth (5th) day following the day of written demand made by the Lender for the payment of the Note and the failure of the Borrower to pay the Note prior thereto (the "Specified Date"), the Pledgor shall be entitled to retain all payments and exercise all of the rights assigned pursuant to this
Section 2. All the rights assigned to the Lender pursuant to this Section 2 are hereinafter referred to as the "Collateral". The Pledgor shall cause each of the other members to consent to (a) the assignment of and the security interest granted in the foregoing rights and (b) exercise of such rights by the Lender pursuant to Section 3 hereof. From and after the Specified Date, all of the Pledgor's right, title and interest in and to the Limited Liability Company shall cease to exist and the Pledgor shall have no further right to act in any respect as a member of the Limited Liability Company.

            3. REMEDIES. Commencing on the Specified Date, the Lender shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Lender shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                  (a) to give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Lender the proxy and attorney in-fact of the Pledgor, with full power of substitution to do so), including, without limitation, the right to exercise all

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                        of the  rights  and  interests  granted  to  the  Lender
                        hereunder pursuant to Section 2 in respect of the Operating Agreement; and

                  (b) The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, acknowledging that only the Lender may hold such Collateral after default pursuant to this Agreement.

            4. REMEDIES, CUMULATIVE. Each right, power and remedy of the Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Lender of any one or more of the rights, powers or remedies provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Lender of all such other rights, powers or remedies, and no failure or delay on the part of the Lender to exercise any such right, power or remedy shall operate as a waiver thereof.

            5. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Lender in executing and, at its own expense, file and refile under the Uniform Commercial Code or any similar statute of any other jurisdiction, such financing statements, continuation statements and other documents in such offices as the Lender may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Lender's security interest in the Collateral and hereby authorizes the Lender to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Lender such additional conveyances, assignments, agreements and instruments as the Lender may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Lender its rights, powers and remedies hereunder.

            6. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

            7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants, as applicable to it, that:

                  (a) it is the legal and beneficial owner of, and has good and marketable title to, the Collateral assigned hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement;

                  (b) it has full power, authority and legal right to assign all the Collateral assigned hereunder;

                  (c) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms except as enforcement may be limited by Lenderruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally, by moratorium laws from time to time in effect, and by general principles of equity;

                  (d) no consent of any other party (including, without limitation, any member, manager, stockholder, member or creditor of the Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required

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                        which has not been obtained by the Pledgor in connection
                        with the execution, delivery or performance by the Pledgor of this Agreement;

                  (e) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the operating agreement, certificate of incorporation or by-laws (as applicable) of the Pledgor or of any securities issued by the Pledgor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Pledgor is a party or which is binding upon the Pledgor or upon any of its assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor except as contemplated by this Agreement; and

                  (f) by virtue of the execution and delivery by the Pledgor of this Agreement and possession of the membership certificate(s) and, at Lender's option, the filing of UCC-1 financing statements, which financing statements will, at Lender's option, be duly and validly filed in the appropriate offices, the Lender will obtain a valid and perfected lien upon and security interest in all of the Pledgor's right, title and interest as a member in the Limited Liability Company (the "Limited Liability Company Interest"), as security for the repayment of the Obligations, prior to the rights of all other third parties and all other liens and encumbrances thereon and security interest therein.

                        The Pledgor covenants and agrees that if there is any currently effective financing statement under the Code covering the Limited Liability Company Interest, it shall promptly cause the outstanding obligation secured by such financing statement to be satisfied and to cause a termination statement to that effect to be filed with each filing officer with whom any such financing statement was filed. The Pledgor covenants and agrees that it will defend the Lender's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged or assigned to the Lender as additional Collateral hereunder and will likewise defend the right thereto and security interest therein of the Lender.

            8. PLEDGOR'S OBLIGATIONS ABSOLUTE. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Capital Contribution Agreement, the Note or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Lender or any acceptance thereof or any release of any security by the Lender; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

            9. TERMINATION OF RELEASE. At such time as the principal of and interest on the Note has been paid in full, this Agreement shall terminate, and the Lender, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in-the possession of the Lender and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

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            10. NOTICES. All notices and other communications hereunder shall be in writing, shall be effective upon receipt and shall be delivered or mailed by first class mail, postage prepaid, addressed, as follows:

                  (a)   if to the Pledgor, at Pledgor's address set forth above

with a copy to:            The Towne Law Offices, P.C.
                           421 New Karner Road
                           Albany, New York 12205

                  (b) if to the Lender, at its address set forth above

with a copy to:            Goldberg Weprin & Ustin LLP
                           1501 Broadway
                           22nd Floor
                           New York, NY 10036
                           Attention:  Andrew W. Albstein, Esq.

or at such other address as shall have been furnished in writing by any person described above to the party required to give notice hereunder.

            11. MISCELLANEOUS. This Agreement shall be binding upon the successors and permitted assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement shall be construed and enforced in accordance with a governed by the law of the State of New York. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. In any judicial proceeding involving, directly or indirectly, any matter arising out of or related to this Note, the maker hereby irrevocably submits to the non-exclusive jurisdiction of any sate or federal court located in New York county in the State of New York and agrees not to raise any objection to such jurisdiction or to the laying or maintaining of the venue of any such proceeding in such county. The maker agrees that service of process in any such proceeding may be duly effected by mailing a copy thereof to the maker by nationally recognized overnight courier with no receipt required. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

            IN WITNESS WHEREOF, the Pledgor and the Lender have executed by this Agreement as of the date first above written.

                                            PLEDGOR:

                                            TRACKPOWER INC.

                                            By:
                                               --------------------------
                                               Edward M. Tracy, President

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                                            LENDER:

                                            SOUTHERN TIER ACQUISITIONS LLC

                                            By:
                                               --------------------------
                                               Jeffrey Gural

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